FORM 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 23, 1997


                       PREMIUM CIGARS INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


Arizona                               0-29414                      86-0846405
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(State or other                   (Commission File               (IRS Employer
Jurisdiction of                       Number)                     Identification
Incorporation                                                         Number)


               15651 North 83rd Way, Suite 3, Scottsdale, Arizona       85260
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                    (Address of Principal Executive Offices)          (Zip Code)


       Registrant's Telephone Number, including area code: (602) 922-8887

Item 8. Change in Fiscal Year

         On October 23, 1997, the Board of Directors of Premium Cigars International, Ltd. (the "Company") voted to change the Company's fiscal year end from March 31 to December 31. Accordingly, the Company plans to file its annual report on Form 10-KSB for its fiscal year ending December 31, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED this 5th day of November, 1997         PREMIUM CIGARS INTERNATIONAL, LTD.



                                             By: /s/ Steven A. Lambrecht
                                                 -------------------------------
                                                  Steven A. Lambrecht, President